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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 10, 1999


                                Noel Group, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                            0-19737                          13-2649262
-------------------------------       ---------------------------      -----------------------------
 (State or other jurisdiction          (Commission File Number)                (IRS Employer
      of incorporation)                                                    Identification No.)



   667 Madison Avenue, New York, New York                    10021
  (Address of principal executive offices)                 (zip code)



       Registrant's Telephone Number, including Area Code: (212) 371-1400


                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)







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Item 2     Acquisition or Disposition of Assets.

         On September 10, 1999, Noel Group, Inc. ("Noel") irrevocably distributed (i) an aggregate of $3 million in cash and (ii) an aggregate of 20,567,757 units of beneficial interest in a trust to which Noel has transferred all of its remaining assets and which trust has assumed all of Noel's remaining liabilities (the "Distribution"), to its shareholders of record as of September 3, 1999 (the "Record Date"). The Distribution was paid in respect of the 20,567,757 shares of common stock, par value $.10 per share, of Noel, issued and outstanding on the Record Date.

         The Distribution was made pursuant to the Plan of Complete Liquidation and Dissolution (the "Plan") adopted by Noel's Board of Directors on May 21, 1996 and approved by the shareholders at a Special Meeting of Shareholders held on March 19, 1997.

         As previously announced, Noel made a series of liquidating distributions of its assets to its shareholders under the Plan, filed a Certificate of Dissolution with the Delaware Secretary of State and permanently closed its stock transfer books. The Distribution reported hereby is Noel's final distribution under the Plan.

Item 7.    Financial Statements and Exhibits.

(a)      Financial statements of business acquired.  Not Applicable.

(b) Pro forma financial information. No pro forma financial information is required pursuant to Article 11 of Regulation S-X.

(c)      Exhibits

                           2.1      Plan of Complete Liquidation and
                                    Distribution (incorporated by reference to
                                    Exhibit A to the Noel Proxy Statement for the Special Meeting of Shareholders on March 19, 1997).

                           10.1 Trust Agreement dated September 10, 1999 by and among Noel Group, Inc. and Samuel F. Pryor III and Herbert M. Friedman, as Trustees (incorporated by reference to
                                    Exhibit 2 to Schedule 13D filed on September
                                    21, 1999, by the Noel Liquidating Trust and its Trustees with respect to common stock of Carlyle Industries, Inc.).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NOEL GROUP, INC.
                                  (Registrant)
Dated:  September 27, 1999        By:      /s/ Todd K. West
                                         -------------------------------------
                                         Name:    Todd K. West
                                         Title:   Chief Financial Officer,
                                                  Vice President-Finance,
                                                  Secretary and Treasurer



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